UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 15, 2010

Echo Metrix, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-31590	11-3621755
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

6800 Jericho Turnpike, Suite 208E, Syosset, New York	11791
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (516) 802-0223

With Copies to:
Gregory Sichenzia, Esq.
Sichenzia Ross Friedman Ference LLP
61 Broadway
New York, New York 10006

N/A.
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13a-4(c))

ITEM 1.01. Entry into a Material Definite Agreement.

On September 15, 2010, Echo Metrix, Inc. (the “Company”) entered into an Assurance of Discontinuance Pursuant to Executive Law §63(15) (the “Assurance”) with the Office of the Attorney General of the State of New York (the “OAG”).

Pursuant to the Assurance:

•	The Company neither admits nor denies the findings of the OAG, made in connection with the OAG’s inquiry relating to the Company’s discontinued “PULSE” project.

•	The Company is permanently enjoined from using or selling the PULSE product. (The Company had voluntarily ceased marketing the PULSE product shortly after the commencement of the OAG’s inquiry.)

•	The Company will pay $100,000 to the OAG in disgorgement, penalties, and costs.

•	The OAG will discontinue its investigation of the “PULSE” project.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated this 17th day of September, 2010		Echo Metrix, Inc.

	By:	/s/ Erica Zalbert
Erica Zalbert
Chief Financial Officer